Exhibit 99.2 SECOND QUARTER 2025 EARNINGS CALL LEON TOPALIAN Chair, President and CEO STEVE LAXTON Executive Vice President and CFO July 29, 2025

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The words “anticipate,” “believe,” “expect,” “intend,” “may,” “project,” “will,” “should,” “could” and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and although we base these statements on circumstances that we believe to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. The Company does not undertake any obligation to update these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this presentation. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward- looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of our operations to general market conditions, and in particular, prevailing market steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) the availability and cost of electricity and natural gas, which could negatively affect our cost of steel production or result in a delay or cancellation of existing or future drilling within our natural gas drilling programs; (5) critical equipment failures and business interruptions; (6) market demand for steel products, which, in the case of many of our products, is driven by the level of nonresidential construction activity in the United States; (7) impairment in the recorded value of inventory, equity investments, fixed assets, goodwill or other long- lived assets; (8) uncertainties and volatility surrounding the global economy, including excess world capacity for steel production, inflation and interest rate changes; (9) fluctuations in currency conversion rates; (10) significant changes in laws or government regulations affecting environmental compliance, including legislation and regulations that result in greater regulation of greenhouse gas emissions that could increase our energy costs, capital expenditures and operating costs or cause one or more of our permits to be revoked or make it more difficult to obtain permit modifications; (11) the cyclical nature of the steel industry; (12) capital investments and their impact on our performance; (13) our safety performance; (14) our ability to integrate businesses we acquire; (15) the impact of the COVID-19 pandemic, any variants of the virus, and any other similar public health situation; and (16) the risks discussed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and elsewhere therein and in the other reports we file with the U.S. Securities and Exchange Commission. 2

NON-GAAP FINANCIAL MEASURES The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this news presentation, including adjusted earnings, EBITDA and Free Cash Flow (FCF). Generally, a non- GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP. We define EBITDA as net earnings before noncontrolling interests adding back the following items: interest expense, net; provision for income taxes; depreciation; amortization; and losses and impairments of assets. We define Free Cash Flow (FCF) as Cash Provided by Operating Activities less Capital Expenditures. Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents the non-GAAP financial measures of EBITDA and FCF in this news release because it considers them to be an important supplemental measure of performance. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors evaluating the Company’s financial and operational performance by providing a consistent basis of comparison across periods. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures provided in this presentation, including in the accompanying tables located in the Appendix. 3

NUE Q2 FINANCIAL & OPERATIONAL HIGHLIGHTS 1 ✓ EBITDA : ~$1.3 billion ✓ $1.5 Billion EBITDA ✓ Net Earnings: $603 million FINANCIAL ✓ $845 Million Net Earnings PERFORMANCE ✓ Earnings Per Diluted Share: $2.60 EPS ✓ $3.46 Earnings Per Share (diluted) 2 ✓ Balance Sheet & Liquidity: ~24% Total Debt/Cap; ~$3.4 billion Liquidity ✓ Safety: Safest first half of any year with 0.71 I&I rate ✓ Steel Mills: EBITDA positive @ Brandenburg; record sheet shipments OPERATIONAL HIGHLIGHTS ✓ Steel Products: Higher shipments and margins in Q2; stable backlog ✓ Growth Projects: On track to complete four major projects in Q3 & Q4 ✓ Capex: Deployed $954 million in Q2; reaffirming ~$3Bn estimate for FY ✓ NUE Share Repurchases: $200 million (1.8 million shares) CAPITAL th ALLOCATION ✓ Quarterly Dividend: $129 million (208 consecutive quarterly payment) ✓ Returns to Shareholders: 55% of Q2 Net Earnings; 100% of YTD Earnings ✓ Stable Q/Q External Shipments: ~6.8 million tons RESILIENT ✓ Strong Mill Backlogs: ~3.7 million tons at end of Q2 (30% higher Y/Y) MARKET CONDITIONS 3 ✓ Lower Imports: ~9% lower YTD though June vs. 2024 YTD 1) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix 4 2) Liquidity defined as cash & equivalents, plus available revolver capacity of $2.25 billion facility less ~$1.35 billion outstanding floating-rate IRBs 3) Source: AISI (finished carbon & alloy)

GROWTH PROJECTS NEARING COMPLETION


BAR MILL
PROJECTS

LEXINGTON, NC REBAR MICROMILL

- 430K tpa mill conducted first continuous melt/cast/roll in July
- In the early stages of ramping up production

KINGMAN, AZ MELT SHOP

- Multiple heats from new melt shop completed in July
- Will continue to ramp up throughout Q3


NEW SHEET
COATING FACILITIES

INDIANA COATING COMPLEX

- 300K tpa continuous galv line and 250K tpa pre-paint line
- Expect to complete construction by end of 2025

BERKELEY GALV LINE

- Advanced capabilities to serve SE automotive customers
- Commissioning and startup planned for 2H 2026


TOWERS &
STRUCTURES
GREENFIELDS

ALABAMA GREENFIELD

- Customers touring site, qualification work ongoing
- Pole production & galvanizing set to begin in September

INDIANA GREENFIELD

- All equipment purchased, and installation underway
- Pole production and galvanizing operations by end of Q1 2026

5

NUCOR®

DIVERSE STEEL PRODUCTS SEGMENT CONTINUES TO DELIVER STRONG RESULTS

EVOLUTION OF NUCOR'S STEEL PRODUCTS SEGMENT

1960-2000
- Steel Joists
- Decking
- Fasteners
- Pre-engineered Metal Buildings

2000-2020
- Rebar Fabrication
- Steel Piling
- Tubular Products

2020-2025
- Insulated Metal Panels
- Warehouse Racking
- Overhead Doors
- Towers & Structures
- Data Center Infrastructure

Future

Key Criteria of Future Investments:
- Attractive growth rates
- Higher free cash flow
- Attainable synergies
- More stable earnings

Attractive Steel Products EBITDA Margins



9%
19%
16%
2017-2019 Avg
2024
LTM

Steel Products Segment expected long-term run rate EBITDA margin **15%+**

Greater Steel Products Earnings Contribution[1]



16%
2017-19 Avg Earnings Contribution
45%
LTM Earnings Contribution
Steel Products
Steel Mills & Raw Materials

[1] Segment earnings before income taxes and non-controlling interests, excludes Corporate/eliminations

6

NUCOR®

TRADE POLICY DEVELOPMENTS Overall, federal trade policy has been constructive for the American steel industry Recent actions strengthen the Section 232 program • 50% tariffs on all steel imports and listed derivative products are beginning to curb the volume of transshipped and unfairly traded imports into the U.S. • We expect comprehensive approach will increase demand for domestically produced steel and derivative products Supportive preliminary determinations in steel-related trade cases • Rebar: DOC launched new investigation into rebar imports. Favorable preliminary determinations from ITC; DOC prelim determinations expected by November [Picture] • Corrosion Resistant: Final rulings on AD/CVD expected in August (DOC) and October (ITC). Final rates will “stack” with the existing section 232 steel tariffs Navigating reciprocal tariffs and country-specific negotiations • Evolving trade policies will likely impact American steel producers unevenly, underscoring the need for vigilance and flexibility to optimize cost structures [Picture] • Nucor’s raw materials sourcing and logistics teams have a wealth of experience adapting to a highly dynamic supply chain 7

NEAR TERM CATALYSTS FROM OBBB Several provisions could have a positive impact on Nucor and our customers A catalyst for steel-intensive investments • Allows manufacturers to fully expense the costs related to new domestic manufacturing facilities and new machinery & equipment • Increases incentive to reshore steel-intensive semiconductor facilities and promotes Research and Development to accelerate innovation Significant federal investment in steel intensive projects • $150B in new defense spending, including ~$29B for shipbuilding • New investments in transportation and infrastructure • Funding for border security, including $47 billion for the border wall New tax provisions reduce near-term cash tax obligations for Nucor • Restores full immediate expensing of costs of new machinery and equipment, mfg. buildings in NUE growth pipeline, and domestic R&D • Produces NPV savings and value creation for Nucor shareholders 8

CONSOLIDATED FINANCIAL RESULTS ($ in Millions except per share data) 1 2 Diluted EPS EBITDA Adj for $0.10 impairment $1,295 $2.68 $2.60 $1,242 $0.77 $696 0.67 Q2'24 Q1'25 Q2'25 Q2'24 Q1'25 Q2'25 3 Capital Expenditures Cash Returned to Shareholders $954 $631 $859 $801 $429 $329 Q2'24 Q1'25 Q2'25 Q2'24 Q1'25 Q2'25 (1) Adjusted Earnings and EBITDA for Q1’25 to exclude $29 million of one-time charges. See appendix for a reconciliation of non-GAAP measures. (2) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix 9 (3) Cash Returned to Shareholders includes dividends and share repurchases

Q2 2025 SEGMENT RESULTS (1) ADJUSTED PRE-TAX SEGMENT EARNINGS Q2 2025 VS Q1 2025 $millions • Higher avg selling price STEEL • Stable volumes $57 MILLS $39 • Higher EBT/ton $392 $442 • Stable avg realized price $17 $29 STEEL $57 • Higher volumes $354 $843 $307 PRODUCTS $329 $645 • Higher EBT/ton $309 $241 $169 ($168) ($165) ($228) ($263) ($393) RAW • Lower operating costs MATERIALS (2) (3) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Steel Mills Steel Products Raw Materials Corporate/Eliminations (1) Total segment earnings before income taxes and non-controlling interests Adjusted to exclude $10 million impairment in Steel (3) Mills and $19 million impairment in Steel Products (2) Adjusted to exclude $83 million impairment in Raw Materials and $40 million 10 taken in Q1 2025. For a reconciliation of non-GAAP impairment in Steel Products taken in Q3 2024. For a reconciliation of non-GAAP measures, please refer to the Appendix. measures, please refer to the Appendix.

STRONG BALANCE SHEET & SHAREHOLDER RETURNS REMAIN PRIORITIES 27% REDUCTION TO SHARECOUNT SINCE 2017 COMMITTED TO A STRONG BALANCE SHEET Shares rounded to closest million xLTM $USD in millions 318 1 as of July 5, 2025 Amount EBITDA % cap 2 Total Debt $6,881 1.9x 24% 231 Cash and Cash Equivalents $2,483 Net Debt $4,398 1.2x Total Equity & Non-Controlling Int. $21,492 76% Total Book Capitalization $28,373 100% 2017 2019 2021 2023 Q2 2025 RETURNS TO SHAREHOLDERS (2020 – Q2 2025) Cash Returns Committed to returning at least 40% of annual net earnings 135% DIVIDENDS 100% $2.8B 74% 55% 46% $13.2B 43% 40% SHARE REPURCHASES $10.3B 2020 2021 2022 2023 2024 2025 YTD 1 EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix. 11 2 Long-Term Debt includes Current Portion of Long-Term Debt and Finance Lease Obligations

KEY MARKET SEGMENTS DRIVING DEMAND

MARKET SEGMENTS	DEMAND DRIVERS	NUCOR IMPACT
 Technology & Manufacturing	• Over $450B in semiconductor investments announced under 2022 CHIPS Act[1] • Over $2T of US manufacturing investments announced during the first half of 2025[2]	• Currently supplying eight semiconductor plants under construction • Actively bidding new projects across a broad set of industries, including Pharma, Machinery, and Technology
 Infrastructure	• Annual infrastructure spending expected to rise ~10% between 2024 and 2026[3] • State DOT bridge & tunnel contract awards up 18% YTD through May[4] • OBBB allocated $47 billion for border wall, supporting 800 – 1,000 miles (~1M tons)	• Bar shipments up 13% YTD • All-time high in plate shipped to bridge market in 2Q, up 35% YTD • Actively bidding on HSS for border wall
 Energy	• Energy utility capex predicted to increase 22% in 2025; over $1T of capex planned over the next five years[5] • Dept. of Interior is taking steps to expedite the review and approval of new energy resources, including oil and gas pipelines	• Power transmission shipments nearly doubled YTD; highest level since 1H21 • Brandenburg approved by key pipe mfg. to supply line pipe for LNG & oil transmission • Solar (beam, tube) & onshore wind (plate) orders trending higher YTD
 Data Centers	• Annual sqft of new data center construction starts expected to rise ~50% between 2024 and 2026[3] • Represents ~$100B in data center project starts over next two years[3]	• Structural steel shipments for data center projects doubled YTD • Steel Product orders for data centers (J&D, Metal Buildings, and Data Systems) up over 30% YTD

12

(1) Source: Semiconductor Industry Association, 2024 State of the US Semiconductor Industry Report
(2) Source: WhiteHouse.gov
(3) Source: Dodge Construction Network
(4) ARTBA
(5) S&P Global research – 04/03/2025

NUCOR®

Q3 2025 EARNINGS OUTLOOK IMPACT ON Q3 SEGMENT EXPECTATIONS FOR Q3 vs Q2 EARNINGS VS Q2 • Stable volumes and realized pricing, with Steel Mills margin compression expected in Q3 • Margin compression, offset by higher Steel Products volumes • Slightly lower volumes, offset by lower costs Raw Materials Corp / Eliminations• Lower eliminations upon consolidation Consolidated • Nominally lower compared to Q2 Earnings 13

APPENDIX 14

MEDIUM-TERM OUTLOOK FOR KEY END MARKETS

NUE Primary Markets and % of Total External Shipments (2024)

CONSTRUCTION & INFRASTRUCTURE	HEAVY EQUIPMENT, TRANSPORTATION, LOGISTICS & OTHER	TRADITIONAL AND RENEWABLE ENERGY	AUTO & CONSUMER DURABLES
% NUE '24 Shipments: ~50%	~28%	~9%	~13%

Market Outlook

Construction & Infrastructure

- Data Centers
- Bridge & Highway
- Institutional Bldgs
- Advanced Manufacturing
- Border Wall
- Warehouse
- General Manufacturing
- Residential
- Traditional Office

Heavy Equipment, Transportation, Logistics & Other

- Military & Defense
- Barge
- Truck & Trailer
- Heavy Equipment
- Rail
- Agriculture

Traditional and Renewable Energy

- Electric T&D
- Traditional Energy
- Solar Projects
- Onshore Wind
- Offshore Wind

Auto & Consumer Durables

- HVAC & Water Heaters
- Appliances
- Light Vehicles

15

NUCOR®

SEGMENT RESULTS: STEEL MILLS AND STEEL PRODUCTS STEEL MILLS $s in millions, tons in thousands % Change Versus Prior Shipments Q2 ’25 Q1 ’25 Q2 ’24 Prior Qtr. Q2 2025 vs. Q1 2025 Year Sheet 2,869 7% 3,057 2,981 3% • Higher avg selling price Bars 2,148 2,290 2,005 -6% 7% • Stable volumes Structural 635 577 512 10% 24% Plate 606 577 448 5% 35% Other Steel 28 38 33 -26% -15% Total Shipments 6,474 6,463 5,867 0% 10% 1 Adj. EBT $843 $241 $645 250% 31% 1 Adj. EBT /Ton $130 $37 $110 249% 18% STEEL PRODUCTS $s in millions, tons in thousands % Change Versus Prior Shipments Q2 ’25 Q1 ’25 Q2 ’24 Prior Qtr. Q2 2025 vs. Q1 2025 Year Tubular -10% 14% 243 270 214 • Stable avg realized price Joist & Deck 19% 17% 217 182 185 • Lower avg costs per ton Rebar Fabrication 24% 15% 306 247 265 Building Systems 33% -3% 64 48 66 • Higher volumes Other 3% -10% 311 301 344 Total Shipments 9% 6% 1,141 1,048 1,074 2 Adj. EBT 28% -11% $392 $307 $442 2 Adj. EBT /Ton 17% -17% $344 $293 $412 1 Adjusted to exclude $10 million impairment in Steel Mills taken in Q1 2025. For a reconciliation of non-GAAP measures, please refer to the Appendix. 2 Adjusted to exclude $19 million impairment in Steel Products taken in Q1 2025. For a reconciliation of non-GAAP measures, please refer to the Appendix. 16

SEGMENT RESULTS: RAW MATERIALS RAW MATERIALS $s in millions, tons in thousands % Change Versus Q2 2025 vs. Q1 2025 Prior Production Q2 ‘25 Q1 ‘25 Q2 ’24 Prior Qtr. Year DRI 979 1,038 987 -6% -1% • Lower operating costs Scrap Processing 1,155 1,102 1,037 5% 11% 1 Total Production 2,134 2,140 2,024 0% 5% 2 EBT $57 $29 $39 97% 46% 1 Total production excluding scrap brokerage activities. 2 EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant 17 Nucor quarterly earnings news release

QUARTERLY SALES AND EARNINGS DATA SALES TONS (THOUSANDS) TO OUTSIDE CUSTOMERS EARNINGS STEEL STEEL PRODUCTS (LOSS) BEFORE INCOME TAXES COMP. SALES OTHER TOTAL PRICE TOTAL JOIST & REBAR TUBULAR BLDG STEEL STEEL RAW TOTAL NET SALES PER $ PER YEAR SHEET BARS BEAM* PLATE STEEL DECK FAB PRODS SYSTEMS PRODS PRODS MATLS TONS ($ MILLIONS) TON ($) ($ 000’S) TON 2025 Q1 2,475 1,702 495 554 5,226 182 247 270 48 301 1,048 556 6,830 $7,830 $1,146 $215 $33 Q2 2,449 1,507 513 575 5,044 217 306 243 64 311 1,141 635 6,820 $8,456 $1,240 $796 $126 Q3 Q4 YEAR 2024 Q1 2,517 1,344 431 384 4,676 180 238 208 55 284 965 583 6,224 $8,137 $1,307 $1,111 $188 Q2 2,348 1,445 407 417 4,617 185 265 214 66 344 1,074 598 6,289 $8,077 $1,284 $831 $139 Q3 2,394 1,402 406 405 4,607 169 278 213 60 291 1,011 578 6,196 $7,444 $1,201 $335 $57 Q4 2,210 1,445 441 484 4,580 178 239 221 57 273 968 510 6,058 $7,076 $1,168 $332 $58 YEAR 9,469 5,636 1,685 1,690 18,480 712 1,020 856 238 1,192 4,018 2,269 24,767 $30,734 $1,241 $2,610 $111 18 *Beam includes all structural steel

QUARTERLY SALES PRICES & SCRAP COST STEEL MILLS AVERAGE SCRAP AND SCRAP AVG EXTERNAL SUBSTITUTE COST SALES PRICE TOTAL SHEET BARS BEAM* PLATE PER NET TON PER GROSS PER NET STEEL TON USED TON USED 2025 2025 st st 1 Quarter $888 $877 $1,300 $1,014 $938 $394 $352 1 Quarter nd nd 2 Quarter $1,008 $927 $1,352 $1,194 $1,041 2 Quarter $403 $360 First Half $948 $900 $1,327 $1,106 $989 First Half $398 $355 rd 3 Quarter rd 3 Quarter Nine Months Nine Months th th 4 Quarter 4 Quarter YEAR YEAR 2024 2024 st st 1 Quarter $1,079 $993 $1,417 $1,334 $1,108 1 Quarter $421 $376 nd nd 2 Quarter $1,015 $942 $1,374 $1,301 $1,051 2 Quarter $396 $354 $1,048 $967 $1,396 $1,317 $1,079 $409 $365 First Half First Half rd rd 3 Quarter $913 $902 $1,319 $1,145 $967 3 Quarter $378 $338 Nine Months $1,003 $945 $1,371 $1,259 $1,042 Nine Months $399 $356 th th 4 Quarter $875 $851 $1,292 $1,036 $926 4 Quarter $381 $340 YEAR $974 $921 $1,350 $1,195 $1,013 YEAR $394 $352 19 *Beam includes all structural steel

QUARTERLY SALES PRICE STEEL PRODUCTS STEEL PRODUCTS AVG EXTERNAL SALES PRICE PER JOIST & FABRICATED TUBULAR BUILDING OTHER STEEL TOTAL STEEL NET TON DECK REBAR PRODUCTS SYSTEMS PRODUCTS PRODUCTS 2025 st 1 Quarter $2,734 $1,651 $1,351 $5,832 $2,838 $2,294 nd 2 Quarter $2,605 $1,593 $1,559 $5,206 $2,876 $2,331 First Half $2,664 $1,619 $1,450 $5,472 $2,857 $2,313 rd 3 Quarter Nine Months th 4 Quarter YEAR 2024 st $3,330 $1,732 $1,776 $5,759 $2,889 $2,608 1 Quarter nd 2 Quarter $3,239 $1,745 $1,606 $5,428 $2,731 $2,517 First Half $3,284 $1,739 $1,689 $5,577 $2,803 $2,560 rd $3,052 $1,752 $1,369 $5,702 $2,954 $2,469 3 Quarter Nine Months $3,210 $1,743 $1,582 $5,619 $2,851 $2,530 th 4 Quarter $2,877 $1,734 $1,301 $5,750 $3,030 $2,448 YEAR $3,127 $1,741 $1,509 $5,650 $2,891 $2,510 20

RECONCILIATION OF GAAP TO NON-GAAP MEASURE - EBITDA $ in millions 2022 2023 2024 LTM Q2 2024 Q2 2025 Net earnings before $8,080 $4,913 $2,319 $1,580 $712 $706 non-controlling interests Net Interest expense $170 ($30) ($30) $43 ($2) $19 Income taxes $2,165 $1,360 $583 $382 $186 $193 Depreciation expense $827 $931 $1,094 $1,172 $271 $303 Amortization expense $235 $238 $262 $270 $61 $63 Losses and impairments $102 -- $137 $163 $14 $11 of assets $7,412 $4,365 $3,611 $1,242 $1,295 EBITDA $11,579 21

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – EARNINGS ATTRIBUTABLE TO NUCOR STOCKHOLDERS $ in millions Q3 2024 Q1 2025 Diluted EPS Diluted EPS NET EARNINGS ATTRIBUTABLE $250 $1.05 $156 $0.67 TO NUCOR STOCKHOLDERS LOSSES AND IMPAIRMENTS OF $103 $0.44 $23 $0.10 ASSETS, NET OF TAX ADJUSTED NET EARNINGS ATTRIBUTABLE TO NUCOR $353 $1.49 $179 $0.77 STOCKHOLDERS 22

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – PRE-TAX SEGMENT EARNINGS $ in millions Q3 2024 Q1 2025 Steel Raw Steel Raw Steel Mills Steel Mills Products Materials Products Materials EARNINGS (LOSS) BEFORE INCOME TAXES AND $309 $314 ($66) $231 $288 $29 NONCONTROLLING INTERESTS LOSSES AND IMPAIRMENTS -- $40 $83 $10 $19 -- OF ASSETS ADJUSTED EARNINGS (LOSS) BEFORE INCOME TAXES AND $309 $354 $17 $241 $307 $29 NONCONTROLLING INTERESTS 23